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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                               _______________


                                  FORM 8-K

                               CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) SEPTEMBER 24, 1998
                                                 -----------------------------


                                 P-COM, INC.
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             (Exact name of registrant as specified in charter)



         DELAWARE                     0-25356                    77-02893711
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)           Identification No.)



  3175 S. WINCHESTER BOULEVARD, CAMPBELL, CALIFORNIA                 95008
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code      (408) 866-3666
                                                   ---------------------------


                               NOT APPLICABLE
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       (Former name or former address, if changed since last report.)
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ITEM 5.   Other Events
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          In a press release disseminated on September 24, 1998, the
          Registrant publicly announced that a complaint alleging violations of California state securities laws was filed against the Registrant on September 23, 1998. A copy of the press release is attached hereto and incorporated herein by reference.

ITEM 7.   Financial Statements and Exhibits
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          A copy of the Registrant's press release announcing a complaint alleging violations of California state securities laws was filed against the Registrant on September 23, 1998 is attached hereto as an exhibit.

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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   P-COM, INC.
                                   -----------
                                   (Registrant)

Date:  September 24, 1998          By:    /s/ Michael J. Sophie
                                          ---------------------

                                   Name:  Michael J. Sophie
                                   Title: Chief Financial Officer
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                                EXHIBIT INDEX


     Exhibit
     -------

     99.1          Press Release disseminated September 24, 1998.